Exhibit 10.1

**Confidential portions have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission (the “Commission”)**

CLINICAL RESEARCH ORGANIZATION SERVICES AGREEMENT

By and Between

Oramed Ltd.

and

Integrium, LLC

Effective Date: November 1, 2017

Integrium, LLC.	Confidential

CRO Agreement

EFFECTIVE DATE: November 1, 2017

Name and Address of the Contact for Integrium, LLC

Name:	Jessica Coutu

Title:	Sr. V.P. of Clinical Operations

Address:	100 East Hanover Avenue, Suite 401
Cedar Knolls, NJ 07927

Telephone:	(908) 357-2010

Cell Phone:	(908) 458-3058

e-mail:	jessica.coutu@integrium.com

Name and Address of the Contact for Oramed Ltd.

Name:	Dr. Miriam Kidron

Title:	Chief Medical and Technology Officer

Address:	Hi-Tech Park 2/4 Givat-Ram,
P.O. Box 39098
Jerusalem, 91390, Israel

Telephone:	972 2 566001

Facsimile:	972 2 566004

e-mail:	miriam@oramed.com

Integrium, LLC.	Confidential

INDEX

1.	Term	1

2.	Scope of Work	1

3.	Conditions of Work/Sponsor Responsibilities	1

4.	Compensation	5

5.	Representations of CRO	6

6.	Confidentiality	7

7.	Conflicts of Interest	8

8.	Independent Contractor	8

9.	Tax Reporting and Payment	9

10.	Ownership, Disclosure and Transfer of Developments and Study Data	9

11.	Relationship with Investigators	11

12.	Indemnification	12

13.	Limitation of Liability	13

14.	Insurance	14

15.	Termination	14

16.	Personnel Recruitment	15

17.	Equal Opportunity / Affirmative Action	15

18.	Miscellaneous Provision	15

Exhibit 1	Protocol	19
Exhibit 2	Study Specifications: Assumptions, Timeline and Task Ownership Matrix	20
Exhibit 3	Study Budget	26
Exhibit 4	Payment Schedule	33
Exhibit 5	Transfer of Regulatory Obligation	35

Integrium, LLC.	Confidential

Oramed Ltd. (“Sponsor”), an Israeli company, with principal offices at Hi-Tech Park 2/4 Givat-Ram, P.O. Box 39098, Jerusalem, 91390, Israel and Integrium, LLC, (“Integrium”), a California limited liability company, located at 14351 Myford Road, Suite A, Tustin, California, 92780, hereby agree as follows:

1.	Term

1.1	The term of this Agreement shall be for the period beginning as of November 1, 2017 and ending upon the satisfactory performance of all the Services (as hereinafter defined) unless terminated sooner as provided for herein.

2.	Scope of Work

2.1	Sponsor is conducting a Study pursuant to Protocol No. ORA-D-015, (“Protocol”) entitled “A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy” (the “Study”). The Protocol was submitted by Sponsor to the FDA in December, 2017, such Protocol being set out in Exhibit 1 attached hereto.

2.2	Integrium shall perform services (“Services”) as required for the execution of the Protocol according to the Study Specifications (Study Assumptions, Timeline and Task Ownership Matrix), Exhibit 2, attached hereto and made fully a part hereof. The designation of personnel to perform the services, shall be within Integrium’s discretion, but Sponsor reserves the right, at its sole discretion, to reject any personnel so designated by Integrium, and require replacement of such personnel. Prior to performing the Services under this Agreement, Integrium will inform Sponsor of the identity of the personnel designated and Integrium shall make reasonable efforts to assure that the personnel designated to perform the Services shall not be changed until the Services are completed; provided, however, that where any such personnel ceases to be employed by Integrium, Integrium shall promptly notify Sponsor of such cessation and use its best efforts to locate replacement personnel acceptable to Sponsor.

3.	Conditions of Work/Sponsor Responsibilities

3.1	In order for Integrium to perform the Services properly and timely, unless otherwise agreed in writing, Sponsor shall provide Integrium with those materials and take those actions as described in the Study Specifications, set out in Exhibit 2 attached hereto and made a part hereof. In addition, Sponsor shall cause all Sponsor contracted designees to (i) reasonably cooperate with Integrium, and (ii) perform their services and supply to Integrium their study materials and deliverables in a timely manner. Any failure under this Section 3.1 shall not constitute a breach of this Agreement by Sponsor, but may require changes in the budget/compensation and/or timelines for the Services in accordance with Section 4.3.

Integrium, LLC.	Confidential

3.2	Sponsor and/or its representatives may, during the Term, visit Integrium’s facilities (and those of Integrium’s approved contractors) at reasonable times and with reasonable frequency during normal business hours to (i) observe the progress of the Study at Integrium’s facilities and all Study sites (it being clarified that Integrium shall ensure that Sponsor has such rights viz-a-viz each Study site), (ii) monitor the accuracy and completeness of the Services, including, but not limited to, quality control and assurance, and/or (iii) review the responsibilities and/or performance obligations of Integrium personnel. Integrium will assist Sponsor in scheduling such visits and will make records and any other relevant information available to Sponsor and/or its representatives.

3.3	Both Sponsor and Integrium enter into the Agreement for the express purpose of transferring from Sponsor to Integrium the responsibilities and obligations of a Sponsor to conduct, coordinate, manage, and/or develop the Study in accordance with United States Food and Drug Administration (“FDA”) regulations set forth in 21 CFR Section 312, Subpart D, as such may be amended from time to time. Accordingly, if Sponsor is transferring to Integrium the responsibility for various regulatory responsibilities under the U.S. laws and regulations as set forth in Exhibit 5 (sample form), a Transfer of Regulatory Obligations Form will be completed. Any regulatory responsibilities not specifically stated as transferred to Integrium shall remain the regulatory responsibility of Sponsor. Sponsor shall file the Transfer of Regulatory Obligations with the FDA or as otherwise required by law or regulation. If an amendment to this Agreement affects the scope of regulatory obligations that have been transferred to Integrium, Integrium and Sponsor shall execute a corresponding amendment. Such amendment shall be filed by Sponsor with the appropriate government bodies.

4.	Compensation

4.1	In consideration for Integrium’s satisfactory performance of any and all of the Services, Sponsor shall pay Integrium a fee in the amount and on the terms specified in Exhibit 3 (the “Study Budget and Payment Schedule”) attached hereto and made fully a part hereof. All fees will be invoiced by Integrium and Sponsor shall pay each invoice within thirty (30) days of receipt. If any portion of an invoice is disputed, then Sponsor shall pay the undisputed amounts as provided above and the parties will use good faith efforts to reconcile the disputed amount as soon as practicable. If any undisputed invoice is not paid within forty five (45) days Sponsor will be considered in material breach. If the breach is not cured within ten (10) days of written notice thereof provided by Integrium, Integrium will suspend all activity until the breach is cured. If any breach extends beyond forty five (45) days Integrium will terminate this Agreement. Any 3rd Party Vendor late fee charges resulting from Sponsor delays in providing payment to Integrium will be passed on to Sponsor.

4.2	Any statement or invoice for services or expenses shall be stated with sufficient specificity for Sponsor to be able to determine the services performed, the work done, the related charges, and summary of pass through expenses.

Integrium, LLC.	Confidential

4.3	Any material change in the Services, or the Assumptions set out in Exhibit 2 (including, but not limited to, changes in an agreed starting date or suspension of the Study by the Sponsor) may require changes in the budget/compensation and/or timelines and shall require a written amendment to this Agreement. Each amendment shall detail the changes to the Services, Conditions, Compensation, Timeline or other matter. Sponsor agrees that it will not unreasonably withhold approval of an amendment even if it involves a fixed price contract if the proposed changes in compensation or timelines result from, among other appropriate reasons, changes in the assumptions upon which current compensation or timelines were based. Integrium shall not implement any change in the Project scope without Sponsor’s prior written approval. Integrium reserves the right to postpone effecting material changes in the Project’s scope until such time as the parties agree to and execute the corresponding Change Order.

5.	Representations of CRO

5.1	Integrium represents that it has the requisite facilities, equipment, and personnel with the requisite expertise, experience and skill, to render the desired Services, and it shall render the Services, in a timely, competent and efficient manner. Integrium further represents that the Services to be provided pursuant to this Agreement will represent Integrium’s best efforts and will be of the highest professional standards and quality. Integrium further represents that it shall abide by all laws, rules and regulations including, but not limited to, GCP Guidelines issued by the FDA that apply to the performance of the Services at the time they are provided, including applicable requirements regarding equal employment opportunity and, when on Sponsor’s premises, Integrium’s employees shall comply with Sponsor’s policies with respect to conduct of visitors.

5.2	Integrium certifies that neither Integrium nor any person employed by Integrium has been debarred under Section 335a of Title 22 of the United States Code, and that no debarred person will in future be employed or utilized to perform any Services. Integrium certifies that, to the best of its knowledge, no person performing any Services, including any investigator, has a conviction which could lead to debarment under Section 335a. Furthermore, Integrium agrees to notify Sponsor immediately of any action toward conviction or debarment of any person performing any Services. Integrium understands that Sponsor shall have the right to terminate this Agreement immediately upon receipt of notice that any employee or agent of Integrium has been debarred or is subject to any action toward conviction or debarment.

5.3	Integrium shall maintain accurate and complete records specifically relating to the Services provided hereunder in accordance with generally accepted accounting principles and practices, consistently applied. To the extent that such records may be relevant in Sponsor’s reasonable opinion in determining whether Integrium is complying with its obligations pursuant to this Agreement, Sponsor, or Sponsor’s authorized representative, may audit such records during Integrium’s normal working hours and at Sponsor’s expense, upon providing five (5) working days’ written notice to Integrium. Integrium shall retain such records for a period of three (3) years from the date of final payment by Sponsor pursuant to the Agreement.

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5.4	Integrium represents and warrants that in any and all contracts between Integrium and a third party with respect to the performance by such third party of clinical trials or tests and services associated with any such clinical trials or tests (a “Third Party Contractor”), and in which Integrium acts as an agent or general contractor for Sponsor and to which such contract Sponsor is not a party, Integrium will include a third party beneficiary provision naming Sponsor as the third party beneficiary under such agreement. Notwithstanding anything to the contrary in this Agreement, prior to entering into any contract or arrangement with any Third Party Contractor or with any subcontractor with respect to the performance by such subcontractor of any of Integrium’s obligations under this Agreement, Integrium shall notify Sponsor thereof and be required to obtain the written consent of Sponsor to any such contract or arrangement (such consent not to be unreasonably withheld, delayed or conditioned).

6.	Confidentiality

6.1	It is understood by the parties hereto that during the performance of the Services, Integrium may receive from Sponsor, or otherwise acquire, certain Confidential, Proprietary, and/or Trade Secret Information which is the property of Sponsor (“Confidential Information”). Confidential Information shall include without limitation the Investigator’s brochure, the Protocol, the data recorded during the Study and data, formulae and information on the Study drug. For purposes of this Agreement, Confidential Information shall be understood to include all written or electronically transferred information received from Sponsor by Integrium, and unless expressly described in this section 6.1 such written material shall be marked “Confidential.” Confidential Information which is disclosed orally shall be deemed confidential if it is confirmed to be confidential by a writing provided to Integrium by Sponsor within a reasonable amount of time following oral disclosure or if such information is known or reasonably should be known by Integrium to be deemed to be Confidential Information (even without such written confirmation). Integrium hereby warrants and affirms that it shall neither use nor disclose Confidential Information for any purpose other than as is specifically allowed by this Agreement.

6.2	Integrium shall disclose Confidential Information only to such of its employees or third parties (approved by Sponsor in writing) as may reasonably be required to assist Integrium in the performance of this Agreement and who have agreed to be bound by confidentiality and non-use terms and conditions similar to those in this Agreement. In the event of such disclosure, Integrium shall advise its employees, of the confidential nature of the information and shall instruct them to take all necessary and reasonable precautions to prevent the unauthorized use or disclosure thereof at least consistent with those precautions undertaken by Integrium hereunder.

6.3	Upon the expiration or termination of this Agreement, Integrium shall either destroy or return to Sponsor all tangible and electronic forms of Confidential Information, including any and all copies and/or derivatives of Confidential Information made by Integrium (or Integrium’s employees or agents), as well as any writings, drawings, specifications, manuals or other printed material made by Integrium (or Integrium’s employees or agents) and based on, or derived from, Confidential Information; provided, however, that Integrium shall retain all information it is required by law to retain. Such information shall be retained for the amount of time required by law using the same amount of care and diligence to protect Sponsor’s information as it uses to protect its own confidential information but in any case not less than reasonable care and diligence.

Integrium, LLC.	Confidential

6.4	The foregoing obligations shall not apply to Confidential Information to the extent that it: (a) is or becomes generally available to the public other than as a result of a disclosure by the receiving party; (b) becomes available to the receiving party on a non-confidential basis from a source which is not prohibited from disclosing such information; (c) was developed independently of any disclosure by the disclosing party or was known to the receiving party prior to its receipt from the disclosing party, as shown by contemporaneous written evidence; or (d) is required by law or regulation to be disclosed (in which case notice of such disclosure shall be given promptly to Sponsor and Integrium shall reasonably cooperate with Sponsor in seeking to obtain assurances that any such information will be treated confidentially).

6.5	Integrium shall not disclose, or otherwise make public, the terms of this Agreement, except as may be necessary to secure enforcement of the terms of this Agreement or in response to a lawful subpoena or to comply with applicable regulations.

6.6	All of Integrium’s obligations set forth in this Article 6, including the obligations of confidentiality and non-use, shall continue through the term of this Agreement and shall survive for a period of ten (10) years following the expiration or termination of this Agreement.

7.	Conflicts of Interest

7.1	Integrium hereby warrants and represents that it has advised Sponsor, prior to the date of signing of this Agreement, of any relationship with any third parties, including competitors of Sponsor, which would prevent Integrium from performing the Services contemplated by this Agreement in accordance with the legal and ethical standards set out herein or as otherwise mandated by applicable law.

7.2	Integrium undertakes to advise Sponsor of any such relationships that might arise during the Term of this Agreement. In the event such a relationship arises, the parties will discuss in good faith options to minimize or eliminate possible effects of such conflicts of interest.

8.	Independent Contractor

8.1	The parties hereto agree that Integrium is being retained and shall perform as an “Independent Contractor”. Neither Integrium nor any of its employees performing Service’s, shall be employees of Sponsor, it being understood and agreed that Integrium is an independent contractor for all purposes and at all times. All matters of compensation and benefits and terms of employment for Integrium’s employees shall be solely a matter between Integrium and its employees. Nothing contained herein shall be deemed or construed to create between the parties hereto a partnership or joint venture or employment relationship. No party shall have the authority to act on behalf of any other party, or to commit any other party in any manner or cause whatsoever or to use any other party’s name in any way not expressly authorized by this Agreement. No party shall be liable for any act, omission, representation, obligation or debt of any other party, even if informed of such act, omission, representation, obligation or debt.

Integrium, LLC.	Confidential

8.2	It is further understood that all Integrium services will be performed in accordance with Integrium’s SOPs; provided, however, that in the event that the performance of such services according to such SOPs conflict with the terms of this Agreement, performance of such services shall follow the terms of this Agreement.

8.3	Integrium acknowledges and agrees that its employees are not eligible to participate in any benefits programs offered by Sponsor to its employees, or in any pension plans, profit sharing plans, insurance plans (including but not limited to, worker’s compensation insurance), or any other employee benefit or perquisite plans offered from time to time by Sponsor to its employees or to receive Sponsor stock directly from Sponsor or its officers, directors, or employees.

8.4	Nothing contained in this Agreement shall be construed as making the parties joint venturers or as granting to either party the authority to bind or contract any obligations in the name of or on the account of the other party or to make any representations, guarantees or warranties on behalf of the other party except to the extent such authority is expressly provided in writing and agreed by the parties.

9.	Tax Reporting and Payment

9.1	Integrium acknowledges and agrees that it shall be solely responsible for paying the appropriate amount of all federal, state and local taxes with respect to all compensation paid to Integrium pursuant to this Agreement, and that Sponsor shall have no responsibility whatsoever for withholding or paying any such taxes for or on behalf of Integrium.

9.2	Integrium further agrees to indemnify and hold Sponsor harmless from and against any and all damages, losses, expenses, or penalties arising from or in connection with any claim brought by any federal, state or local taxing authority with regard to Integrium’s failure to pay required taxes or failure to file required forms with regard to compensation paid to Integrium by Sponsor pursuant to this Agreement.

10.	Ownership, Disclosure and Transfer of Developments and Study Data

10.1	Sponsor acknowledges that Integrium possesses certain computer technical expertise, software and methodologies for administration of clinical trials, data collection, data management and statistical analyses methods which have been independently developed by Integrium without the benefit of any information provided by Sponsor. Sponsor and Integrium agree that any computer software programs, methodologies or other formulae or analyses or methodologies developed by Integrium in the administration and the conduct of clinical trials used by Integrium under or during the term of this Agreement are the product of Integrium’s technical expertise possessed and developed by Integrium prior to the date of this Agreement and remain the sole property of Integrium and Sponsor agrees that such technology is commercially valuable to Integrium and Sponsor agrees not to disclose such technology to any other party without Integrium’s prior written consent.

Integrium, LLC.	Confidential

10.2	All written materials and other works which may be subject to copyright and all patentable and un-patentable inventions, discoveries, data, and ideas (including but not limited to any computer software) which are made, conceived or reduced to practice or written by Integrium or Integrium’s employees or third party contractors authorized by Integrium pursuant to the terms hereof and which are based upon or arise from the Services performed by Integrium specifically for Sponsor (“Developments”) shall become Sponsor’s exclusive property, and may be used by Sponsor as Sponsor deems appropriate in its sole discretion without any obligation of any nature (including financial, reporting, accounting or otherwise) to Integrium. Integrium, by signing this Agreement, expressly agrees to Sponsor’s ownership of all Developments, and represents and warrants that it has appropriate provisions in its agreements with third party contractors approved to provide services hereunder that would enable Integrium to meet the obligations set out in this Article 10.

10.3	Integrium agrees to hold all Developments in strict confidence in accordance with Article 6 of this Agreement.

10.4	Integrium shall disclose promptly to Sponsor each Development and, upon Sponsor’s request and at Sponsor’s expense, Integrium shall assist Sponsor, or its designees, in filing patent or copyright applications in any country in the world. Each copyrightable work, to the extent permitted by law, shall be considered a work made for hire and the authorship and copyright of the work shall be in Sponsor’s name and, if not so considered, Integrium hereby assigns to Sponsor all of Integrium’s rights, title, and interests in such works, and agrees to the waiver of all moral rights therein - to the extent that same may exist. Integrium shall execute or cause to be executed by the inventor(s) or a duly authorized agent of Integrium, as the case may be, all papers and do all things which may be necessary or advisable, in the opinion of Sponsor, to prosecute such applications and to vest in Sponsor, or its designee, all the right, title and interest in and to the Developments.

10.5	To avoid doubt, Integrium acknowledges and agrees that Sponsor and its licensors retain all right, title and interest in and to the Confidential Information, the Investigator’s brochure, the Protocol, and all rights and information underlying and related to the Study drug, and that no license (whether express or implied) to any of the foregoing is granted to Integrium under this Agreement.

10.6	Upon the expiration or termination of this Agreement, Integrium shall transfer to Sponsor all Developments including any and all copies and/or derivatives hereof, made by Integrium (or Integrium employees) as well as any writings, drawings, specifications, manuals or other printed material made by Integrium (or Integrium employees or contractors), to the extent such Development is not already transferred prior to expiration or termination. Notwithstanding the reason for expiration or termination of this Agreement, Integrium shall under no circumstances be entitled to retain Confidential Information.

Integrium, LLC.	Confidential

10.7	All data developed relating to the Study shall be the sole and exclusive property of Sponsor, and Sponsor may use all data relating to the Study for any lawful purpose, including but not limited to submission to the FDA or other regulatory agencies. All agreements with Investigators and/or Trial Sites shall provide for the foregoing rights of Sponsor.

10.8	Sponsor’s authorised representative(s) and, to the extent permitted by law, regulatory authorities may, during regular business hours, arrange in advance with Integrium and/or the respective Principal Investigator(s) and/or Trial Site(s) to inspect all data and work products relating to the respective Study and to examine Integrium’s facilities required for performance of this Agreement.

11.	Relationship with Investigators and Third Party Contractors

11.1	If this Agreement requires Integrium to contract with investigators or investigative sites (collectively, “Investigators”), then any such contract shall be in a form mutually acceptable to Integrium and Sponsor. If an Investigator requests any material changes to such form effecting Sponsor’s rights, Integrium shall submit the proposed change to Sponsor, and Sponsor shall promptly review, comment on and/or approve such proposed change(s). The parties acknowledge and agree that Investigators shall not be considered the employees, agents, or subcontractors of Integrium or Sponsor, and that Investigators shall exercise their own independent medical judgement. Integrium’s responsibilities with respect to Investigators shall be limited to those responsibilities specifically set forth in this Agreement and any amendments hereto.

11.2	It is hereby agreed that Exhibit 3 (the “Study Budget and Payment Schedule”) represents the entire consideration that will be paid by Sponsor to Integrium on behalf of the Study, and that the Sponsor will not pay directly or indirectly to any third party, including Investigators, and/or any other third party vendors (IRBs, labs, meeting planners, subcontracting CROs, IVRS, etc.), any amount that is not included in Exhibit 3. Sponsor acknowledges that Integrium shall not be responsible for any Study timeline delays as a result of site enrollment delays due to lack of payment or late payment from Sponsor. Integrium warrants that all up-front and advance payment or any monies made by Sponsor to Integrium will be allocated only to the Sponsor study specified on the invoice and will not be used for any other purposes. Integrium will provide Sponsor with a monthly pass-through reconciliation report indicating the status of these funds. Notwithstanding anything contained herein to the contrary, Sponsor agrees to indemnify and hold Integrium harmless for any and all claims from any sites and 3rd Party Vendors for unpaid invoices submitted to Sponsor.

11.3	Sponsor agrees that, although Integrium will assume responsibility for disbursing fees and/or expenses to Investigators, and Third Party Contractors, Integrium is not liable for payment to Investigators and Third Party Contractors until Sponsor has pre-paid Integrium in advance for these fees and expenses. Upon contract execution of this Agreement, Sponsor agrees to provide the start-up and vendor advance requirements in accordance with Exhibit 4, Payment Schedule.

11.4	Reserved

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11.5	Sponsor acknowledges and agrees that Integrium will not be responsible for delays in a Study or Project to the extent that such delays are caused by Sponsor’s failure to make adequate pre-payment for Investigators’ services. Sponsor further acknowledges and agrees that payments for Investigator’s/vendors’ services are pass-through payments at actual costs to Third Party Contractors and are separate from payments for Integrium’s Services. Sponsor agrees that it will not withhold Investigator payments except to the extent that it has reasonable questions about the services performed by a particular Investigator.

12.	Indemnification

12.1	Sponsor hereby agrees to indemnify, defend, and hold Integrium, and its respective agents, servants, employees, officers, and directors (“Integrium Indemnities”) harmless from and against any and all losses, costs, damages, expenses, claims, actions, liability, and/or suits (including court costs and reasonable attorney fees) (“Liabilities”) suffered or incurred by Integrium or any of the foregoing as a result of personal injury to or death of a participant in any Study, and such personal injury or death arises from or is, by unappealable judgment or binding settlement between the parties, attributed to: (a) a claim of product liability or claim arising from the design, production, manufacture, or instructions for use of any Study Product; (b) a claim of strict liability in tort; (c) the design of the Study; and (d) Sponsor’s negligence with respect to performance of its obligations under this Agreement; provided, however, that if a claim with respect to the matters set forth in this Section 12.1 hereof arises in whole or in part from Integrium’s negligence or intentional misconduct or fraud, then the amount of Claim that Sponsor shall indemnify Integrium pursuant to this Section 12.1 shall be reduced by an amount in proportion to the percentage of Integrium’s responsibilities for such Claim as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties. Under no circumstances shall Integrium be liable for any Third Party Contractor’s (i) adherence to the Study Protocol, (ii) adherence to project specifications or the Study timeline, (iii) breach of contract, (iv) the negligence or willful misconduct, or (v) any infringement, misappropriation or violation by Third Party Contractors of any right of any other party.

12.2	Integrium hereby agrees to indemnify, defend, and hold Sponsor and its respective affiliates, employees, directors, agents, approved subcontractors and consultants (“Sponsor Indemnitees”) harmless from and against any and all Liabilities suffered or incurred by and Sponsor Indemnitee arising out of (a) any Integrium Indemnitee’s error, omission, gross negligence or willful misconduct, or (b) any breach of any covenant or warranty, or the inaccuracy of any representation of Integrium in this Agreement, or (c) Integrium’s failure to comply with the terms of this Agreement.

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12.3	Integrium Indemnitees agree: (a) to promptly notify Sponsor of any such Liability or Liabilities; (b) to cooperate fully in the handling of such Liability or Liabilities and, in the event of litigation, to attend hearings and trials and assist in securing and giving evidence, and obtaining the attendance of necessary and proper witnesses, and (c) to Sponsor’s control of the defense and settlement, with Integrium’s consent which shall not be unreasonably withheld, of all Liability or Liabilities by Sponsor. Sponsor will reimburse Integrium for all reasonable expenses incurred at Sponsor’s request in connection with this Section 12.2 (b) except to the extent and in the proportion that Integrium is responsible under 12.1 Sponsor shall carry out the management and defense of such claims or suits at their own expense.

12.4	In the event that a patient participating in a Study suffers an illness or injury that the Investigator(s) and Sponsor determine to be directly associated with Study participation, and for which Sponsor would be obligated to indemnify Integrium under section 12.1, then – provided such illness or injury is not excluded by Sponsor’s insurance policy -Sponsor shall pay all medical and hospital expenses directly associated with the medical treatment of such adverse reaction which are in excess of that portion covered by the patient’s own insurance. In the event diagnostic procedures are required to determine the etiology of the patient’s symptoms, Sponsor shall pay the reasonable expense of such diagnostic workup without regard to the final diagnosis, but up to the amount covered by the Sponsor’s insurance policy and in accordance with its terms.

13.	Limitation of Liability; Damages

13.1	Except in the case of gross negligence, willful misconduct, fraud or non-adherence to the Protocol, neither Integrium, nor its affiliates, nor any of its or their respective directors, officers, employees or agents shall have any liability of any type (including, but not limited, to contract, negligence, and tort liability), for any special, incidental, indirect or consequential damages, including, but not limited to the loss of opportunity, loss of use, or loss of revenue or profit, in connection with or arising out of this Agreement, or any service order, even if such damages may have been foreseeable to Integrium. In addition, except in the case of gross negligence, willful misconduct, fraud or non-adherence to the Protocol, in no event shall the collective, aggregate liability (including, but not limited to, contract, negligence and tort liability) of Integrium and its affiliates and its and their respective directors, officers, employees and agents under this Agreement or any service order hereunder exceed the CRO Service Fees Grand Total amount set out in the Study Budget.

13.2	For Failure to Perform. In the event that the Services provided hereunder (or any portion thereof) do not meet the specifications or other performance criteria agreed to by Integrium and Sponsor in writing, then Integrium will, at Sponsor’s option, promptly (i) re-perform such Services at Integrium’s cost, or (ii) refund to Sponsor all amounts paid by Sponsor to Integrium in connection with such Services.

13.3	Except in the case of gross negligence, willful misconduct or fraud, neither Sponsor, nor its affiliates, nor any of its or their respective directors, officers, employees or agents shall have any liability of any type (including, but not limited, to contract, negligence, and tort liability), for any special, incidental, indirect or consequential damages, including, but not limited to the loss of opportunity, loss of use, or loss of revenue or profit, in connection with or arising out of this Agreement, or any service order, even if such damages may have been foreseeable to Sponsor.

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14.	Insurance

14.1	Each party will maintain, for the duration of this Agreement, insurance in an amount reasonably adequate to cover its obligations under this Agreement and any and all Service Orders then in effect, and, upon request, each party will provide to the other party a certificate of insurance showing that such insurance is in place.

14.2	Sponsor will supply Integrium with the Clinical Trial Insurance Certificate for each Study covered under a Service Order prior to commencement of subject screening for each Service Order. Integrium will not be responsible for enrollment delays due to Sponsor’s delay in providing said Certificate.

15.	Termination

15.1	In the event that a party hereto shall commit a material breach of this Agreement, the other party hereto shall have the right to terminate this Agreement immediately unless the breaching party can cure its breach and provide full performance within thirty (30) days of notice to it that a material breach has been declared. Upon termination of this Agreement, the non-breaching party shall have no further obligation to the breaching party, other than for Sponsor to pay for Services performed by Integrium as of the date of such termination and any rights and duties which the parties expressly stated herein as surviving termination.

15.2	Sponsor may terminate this Agreement at any time by giving Integrium thirty (30) days written notice of such termination. If Sponsor should terminate pursuant to this Article 15.2, Sponsor will pay for all Service units performed up to the point of termination in accordance with the Budget, as well as costs reasonably incurred for the Services and which Integrium is unable to cancel (for the avoidance of doubt, Sponsor shall be responsible for any and all 3rd Party Vendor cancellation fees due upon Study cancellation), and all administrative costs incurred in the conduct of this Agreement up to the point of termination for those Services which are necessary to be performed for patient safety, government requirement compliance and/or expressly requested by Sponsor; provided, however, that no amounts shall be required to be paid which are in excess of the corresponding amounts set forth for such activities in this Agreement. Integrium shall use its best efforts to minimize the costs incurred following its receipt of notice of such termination.

15.3	Either party may terminate this Agreement upon receipt of written notice to the other party and regard the other party as in breach of this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated, voluntary or otherwise. In the event that any of the above events occur, that party shall immediately notify the other, in writing, of its occurrence.

Integrium, LLC.	Confidential

15.4	Upon receipt of notice of termination of this Agreement by either party: (i) Integrium will, as soon as reasonably practicable discontinue providing the applicable Services, except to the extent reasonably required to safely close out a Study or to transfer the remaining Services to another Service Provider selected by Sponsor, and (ii) Integrium will terminate or, if requested by Sponsor, assign existing 3rd Party obligations to the extent cancelable or assignable, as applicable. Any amounts paid by Sponsor which exceed the amounts owed to Integrium as of expiration or termination of this Agreement shall be refunded to Sponsor within thirty (30) days after expiration or termination. Any amounts owed by Sponsor, including 3rd Party Vendor cancellation fees, shall be paid to Integrium within thirty (30) days after expiration or termination.

16.	Personnel Recruitment

16.1	Neither Sponsor nor Integrium will solicit or make offers of employment to or enter into consultant relationships with employees or consultants of the other party if such person was involved, directly or indirectly, in the performance of this Agreement, at any time during the term of this Agreement; provided, however, that nothing contained herein will prevent a party from hiring any such employee or consultant who responds to a general hiring program conducted in the ordinary course of business or who approaches such party on a wholly unsolicited basis.

17.	Reserved

18.	Miscellaneous Provision

18.1	Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either of the parties may assign this Agreement to a successor in connection with the merger, consolidation or sale of all or substantially all of its assets. No assignment whether consensual or permissive shall relieve either party of its responsibility for performance of its obligations under this Agreement.

18.2	Complete Agreement. This Agreement, together with its exhibits and Change Orders then in effect, supersedes all prior Agreements and understandings between the parties related to the subject matter of this Agreement.

18.3	Waiver. No waiver by Sponsor with respect to any breach or default or of any right or remedy, and no course of dealing by Sponsor shall be deemed to constitute a continuing waiver of any other breach or default or of any other right or remedy, unless such waiver be expressed in writing, signed by Sponsor. No payment made by Sponsor shall be considered as acceptance of satisfactory performance of the Services, or as in any way relieving Integrium from its full responsibility pursuant to this Agreement.

Integrium, LLC.	Confidential

18.4	Amendment. This Agreement may not be altered, changed or amended except in writing signed by each of the parties hereto.

18.5	Survival. The provisions of this Agreement dealing with confidentiality, independent contractor, ownership of developments, indemnification, limitations of liability, termination, governing law and survival shall survive the expiration and/or termination of this Agreement.

18.6	Severability. In the event that any provision of this Agreement is held illegal or invalid for any reason, such provision shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if that illegal and invalid provision had never been inserted herein.

18.7	Extraordinary Relief. In the event of the actual or threatened breach by Integrium of any of the terms of the Articles 6, 7, and 11 hereof, Sponsor shall have the right to specific performance and injunctive relief. The remedies in this paragraph are in addition to all other remedies and rights available at law or in equity.

18.8	Force Majeure. Performance of this Agreement by each party shall be pursued with due diligence in all requirements hereof; however, neither party shall be liable for any loss or damage for delay or nonperformance due to causes not reasonably within its control. In the event of any delay resulting from such causes, the time for performance and payment hereunder shall be extended for a period of time necessary to overcome the effect of such delays. In the event of any delay or nonperformance caused by such uncontrollable forces, the party affected shall promptly notify the other in writing of the nature, cause, date of commencement thereof, and the anticipated extent of such delay, and shall indicate whether it is anticipated that the completion date of the Agreement would be affected thereby.

18.9	Captions and Headings. The captions, numbering and headings in this Agreement are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Agreement.

18.10	Counterpart Originals. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

18.11	Governing Law. It is understood and agreed that this Agreement shall be governed by the laws of the State of Delaware in all respects of validity, construction and performance without regard to its conflict of laws rules.

18.12	Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, may be submitted to binding arbitration under the auspices of, and in accordance with, the then existing rules of JAMS, in a forum selected by the party to whom a request for arbitration is directed. Notwithstanding the foregoing, either party may seek injunctive or equitable relief from any court of competent jurisdiction.

18.13	Notices. Except as otherwise provided, all communications and notices concerning payments required under this Agreement shall be mailed by certified mail, return receipt requested postage prepaid, or sent by Federal Express or telecopy to the addresses set forth below, or to such other addresses as the parties from time to time specify in writing.

Integrium, LLC.	Confidential

If to Integrium for contractual matters:

Integrium, LLC

100 East Hanover Ave., Suite 401

Cedar Knolls, NJ 07927

Attn: Jessica Coutu, Sr. VP Clinical Operations

If to Integrium for financial matters:

Integrium, LLC

100 East Hanover Ave., Suite 401

Cedar Knolls, NJ 07927

Attn: Ewa Olesiak-Deptuch, Sr. VP Finance & Accounting

If to Sponsor: Oramed Ltd.

Hi-Tech Park 2/5 Givat-Ram

P.O. Box 39098

Jerusalem 91390, Israel

Attn: Dr. Miram Kidron

(Remainder of Page Intentionally Left Blank)

Integrium, LLC.	Confidential

IN WITNESS WHEREOF, the parties hereto have executed, or have caused their duly authorized representatives to execute, this Agreement as of its initial effective date.

For and on behalf of	For and on behalf of
Integrium, LLC	Oramed Ltd.

/s/ Jessica Coutu	/s/ Nadav Kidron	/s/ Joshua Hexter
By: Jessica Coutu	By: Nadav Kidron	Joshua Hexter
Title: Sr. Vice President, Clinical Operations	Title: CEO	COO
Date: January 23, 2018	January 23, 2018

Integrium, LLC.	Confidential

Integrium/ Oramed

Exhibit 1

Protocol Number: ORA-D-015

Version: Original 1.0

Date: 27 October 2017

(Remainder of Page Intentionally Left Blank)

Integrium, LLC.	Confidential

Integrium/ Oramed

Exhibit 2

Study Specifications

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Integrium, LLC.	Confidential

Project Identifiers
Sponsor Company	Oramed Ltd.
Protocol Number	ORA-D-015
Protocol Title	A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy
Investigational Product(s)	ORMD-0801
Indication	Type 2 Diabetes Mellitus
Therapeutic Area	Metabolic
Study Phase	III
Sponsor Country	Israel
Country Locations	US

Study Assumptions
Subjects
# Subjects Screened	445
% Screen Failure Rate	40%
# Screen Failures	178
# Subjects Entering Run-In Phase	267
% Run-In Failure Rate	10%
# Run-In Failures	27
# Subjects Entering Treatment Phase	240
% Early Termination Rate	12%
# Early Terminations	29
# Subjects Complete	211
Sites
# Sites Identified	40
Total Sites	40
# Central IRB Sites	40
# Local IRB Sites	0
Enrollment
# Screened/site	11.13
# Screened/site/week	0.43
# Enrolled/site	6.68
# Enrollment Rate (per site/per month)	1.12
# Randomized/site	6.00
# Randomization Rate (per site/ month)	1.01
Third Party Vendors
Meeting Planner	1
Central IRB	1
Central Lab	1
CGM Monitors/Supply Vendor	1 - Contracted by Sponsor

Integrium, LLC.	Confidential

Centralized CGM Reader Vendor	1 - Contracted by Sponsor
eDiary/Glucometer Vendor	1 - Contracted by Sponsor
Product Packaging & Distribution	1 - Contracted by Sponsor
IWRS	1 – Contracted by Sponsor

Project Meetings	# Meetings	Assumptions
Investigator/CRA Training Meeting	1	Assumes 1-day Investigators' Webex, a 0.5 day CRA/EDC training meeting at the same venue
Launch Meeting	1	Assumes 6-hour launch Meeting
Sponsor Team Teleconferences	39	Assumes calls will be every other week for the duration of the study
Internal Team Teleconferences	6	Monthly for the first six months
CRA Teleconferences	12	Assumes monthly from FPFV to Database Lock

Monitoring Assumptions
# CRAs	6
# Pre-Study Selection Visits	40
# Initiation Visits	8
	For sites where PI and Study Coordinator do not attend Invest. Meeting
# Interim Monitoring Visits
Monitoring Interval (Maximum - weeks)	Assumed every 6-8 weeks dependent upon enrollment
# Interim Monitoring Visits/site	7.5
# Additional Days on-site/site	4
# 1-day Interim Monitoring Visits	300
# Additional Days	160
# Close-out Visits	40

Safety Assumptions
SAE rate (%)	5%
Estimated # SAEs	13
Estimated # Expedited SAEs	0
Data Management
CRF pgs per randomized patient	106
Unique CRFs/Subject	22
Non-Unique CRFs/Subject	84
CRF pgs per early term	80
CRF pgs per screen failure	27
Total CRF Pages	31652
Complete subjects	22366
Early Terms	4480
Screen Failures	4806
Total DM Datasets	23
Total Edit Checks	440

Integrium, LLC.	Confidential

Estimated # Total Queries	6330
Estimated # Queries/Patient (1/5 pages)	23.71
Manual Coding
# Medical History/Subject	5
# ConMeds/Subject	3
# AEs/Subject	2
Data Transfers
# Sponsor Transfers	2
test, final
# Lab Transfers	18
test, monthly, final
# PK Transfers	N/A

# Electronic Diary Lab Transfers	7
test, quarterly, final
# Central CGM Reader Transfers	7
test, quarterly, final
# IWRS Transfers	No charge, integrated with EDC

Statistical Analysis	The following assumptions are estimates. The total number of TLGs will be defined upon the finalization of the Statistical Analysis Plan. An amendment to the budget will be issued at that time, if applicable.
# SAS Datasets	10
Estimated Tables
# Standard and Non-Standard Repeat	80
# Non-Standard Unique	20
Estimated Listings
# Standard and Non-Standard Repeat	30
# Non-Standard Unique	10
Estimated Graphs
# Standard and Non-Standard Repeat	20
# Non-Standard Unique	12
Exploratory Output
# Exploratory Tables	20
# Exploratory Listings	20
# Exploratory Graphs	0
pK Parameters	0
Post-hoc Analysis	120

EDC - DSG
Number of Screens
Unique Screens	22
Redundant Screens	84
Site Patient Activity Duration (Months)	4.4
Enrollment Duration (Months)	6

Integrium, LLC.	Confidential

Server Activity Duration (Months)	15
Usage Fee/Help Desk Fees
Product Usage Fee/Month	$2,500
Integrium Archiving Pricing
CD/DVD per site	$100
Clinical Study Report	The budget is based on one draft and one final version of the CSR, assuming there will be no hyperlinking. If hyperlinking and/or additional versions of the CSR are requested, they will be provided at the study hourly rate for the actual additional hours.

Integrium, LLC.	Confidential

Project Timeline

Project Activity	Date	Month #	Week #
Study Start Date	November 1, 2017	0.0	0.0
Final Protocol Date	November 22, 2017	0.7	3.0
First Patient enrolled at OCRC	December 18, 2017
EDC Set-Up Complete	January 24, 2018	2.8	12.0
Investigators' Meeting	January 26, 2018
First Patient Screened For Other Sites	January 29, 2018	2.9	12.7
First Patient Enter Run-In Period	February 19, 2018	3.6	15.7
First Patient Enter Part 1 Titration	March 5, 2018	4.1	17.7
First Patient Enter Part 2 Maintenance	March 19, 2018	4.5	19.7
First Patient Last Visit	June 11, 2018	7.3	31.7
Last Patient Screened	July 29, 2018	8.9	38.6
Last Patient Enter Run-In Period	August 19, 2018	9.6	41.6
Last Patient Enter Part 1	September 2, 2018	10.0	43.6
Last Patient Enter Part 2	September 16, 2018	10.5	45.6
Last Patient Last Visit	December 9, 2018	13.3	57.6
Last IMV	January 6, 2019	14.2	61.6
Database Lock	February 3, 2019	15.1	65.6
Draft Final TLGs	February 10, 2019	15.3	66.6
Final TLGs	February 24, 2019	15.8	68.6
Draft CSR	March 24, 2019	16.7	72.6
Final CSR	April 21, 2019	17.6	76.6
CRO End Date	May 1, 2019	18.0	78.0
Total Project Duration (Months)	18.0

	Months	Weeks	Phase
Start-up	2.9	12.7	I
Enrollment	6.0	25.9	II
Treatment	4.4	19.0	III
LPLV-DBL	1.8	8.0	IV
DBL-CRO End	2.9	12.4	V
	18.0	78.0

Integrium, LLC.	Confidential

Integrium/Oramed

EXHIBIT 3

Study Budget

(Remainder of Page Intentionally Left Blank)

Integrium, LLC.	Confidential

Study Budget

	STUDY START-UP	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
1	Project Management (Start Up)	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	2.9	Month	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
2	Develop/Finalize Project Management Plan		1	Plan
3	Project Launch Webcast Meeting/Training		1	Meeting
41	Study Materials Management		40	Site
42	Source Documentation Development		1	Total
43	Site Identification		40	Site
44	Pre-study Site Evaluation Visit		40	Visit
45	Develop/Finalize CRA Monitoring Plan		1	Plan
46	Study Manual/Quality Plan		1	Total
47	Data Management Plan (“DMP”)		1	Total
48	Regulatory Document Collection - Start Up		40	Site
49	Investigator Budget/Contract Negotiations		40	Site
50	Investigator Meeting and Preparation		1	Meeting
51	Clinical System Set-Up Configuration & Maintenance		40	Total
52	Generate Randomization Codes		1	Randomization
	STUDY START-UP FEES TOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	EDC STUDY START-UP	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
17	eCRF Development	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	1	Total	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
18	eCRF Completion Instructions		1	Total
19	Edits Specifications and Programming		1	Total
20	Validate/Test Data Entry Screens (UAT)		1	Total
21	Annotate CRF		1	Total
22	Clinical Database Development-SDTM Dataset Creation/Documentation		1	Total
23	Platform Study Set-up Fee		1	Total
24	Database Design and Validation Specifications		1	Database
25	EDC Kick-Off Meeting		1	Meeting
26	Set-up Standard Data Entry Screens		1	Total
27	Training Session		1	Study
28	Project Manage all aspects of EDC start-up		1	Start-up
29	Create Enrollment Screen		1	Total
30	Integrating EDC System with IWRS System		1	Total
31	Data Export Programming		23	Dataset
32	Create Custom Reports		1	Report
33	Register users and maintain passwords for life of study (per user (4 per site + 6 for sponsor))		166	Per User
	EDC START-UP FEES TOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

Integrium, LLC.	Confidential

	CLINICAL MONITORING	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
34	Project Management (enrollment phase)	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	6.0	Month	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
35	Project Management (treatment phase)		4.4	Month
36	Project Management Study (LPLV to DBL)		1.8	Month
37	Project Management Study (DBL to CRO end)		2.9	Month
38	Sponsor Team Teleconferences		39	Telecon
39	Internal Team Teleconferences		6	Telecon
40	CRA Teleconferences		12	Telecon
41	Trial Master File		41	Site
42	Regulatory Document Maintenance		527	Month
43	Site Initiation Visits		8	Site
44	Site Management/Patient Review/Query Resolution		520	Site*Month
45	Interim Monitoring Visits - One Day		300	Visit
46	Interim Monitoring Visits - Additional Day On-site		160	Day
47	Close-out Visits		40	Visit
48	Site Grant Administration		10	Month
	CLINICAL MONITORING/LOGISTICS SERVICES SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	MEDICAL/SAE MANAGEMENT	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
49	Medical Management	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	12	Month	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
50	Create Safety Plan		1	Plan
51	Review Protocol Deviation Log		12	Month
52	Tracking Protocol Waivers		12	Month
53	Lab Alert/Patient Review		12	Month
54	Review of AE Data Listings on a Monthly basis		12	Month
55	Create Safety Database		1	Database
62	SAE Management		13	SAE
	MEDICAL/SAE MANAGEMENT SERVICES SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

Integrium, LLC.	Confidential

	DATA MANAGEMENT	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
56	Data Entry Activities	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	31,652	CRF Pg	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
57	Generate/Track/Resolve Queries		6,330	Query
58	Data Cleaning/Manual Listing Review		267	Patient
59	Import Other Data		25	Transfer
60	Export Data to Sponsor		2	Transfer
61	Manual Coding		2,670	Manual Code
63	Archive Study Records, Database		1	Database
64	Data Base Lock Activities		1	Total
	DATA MANAGEMENT FEES SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	EDC SYSTEM MAINTAINANCE	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
65	Coding System (Set-up Cost) [WHO/MEDRA]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	1	Access User	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
66	Third Party Data Integrations		32	Transfer
67	SAS Platform (months)		18	Month
68	Help Desk Support		12	Month
	EDC SYSTEM MAINTAINANCE	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
69	Ongoing Support Project Management	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	15	Month	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
70	CRF Export Programming (Site Archives, eCRFs for Submission)		1	Total
71	Provide End of Study Archives to All Sites and 2 Copies to Sponsor		1	Total
	EDC SYSTEM SET-UP AND MAINTAINANCE SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

Integrium, LLC.	Confidential

	BIOSTATISTICAL ANALYSIS	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
72	Draft & Final Statistical Analysis Plan (SAP)	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	1	SAP	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
73	Analysis DataSets		10	Dataset
74	Create/Document ADaM (Submission Ready) Datasets		10	Dataset
75	Statistical Programming Deliverables (TLGs)		172	T/L/G
76	Generate/QC TLFs		182	Appendix
77	Output Review/Dry Runs		3	Dry Run
78	Post-hoc Analysis Hours		120	Hour
	BIOSTATISTICAL ANALYSIS SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	MEDICAL WRITING	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
79	Finalize Protocol	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	1	Protocol	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
80	Develop/Finalize ICF		1	Total
81	Final CSR		1	Total
	MEDICAL WRITNG SUBTOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	CRO SERVICE FEES GRAND TOTAL

Integrium, LLC.	Confidential

	PASS THROUGH COSTS	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
1	Pre-study Site Evaluation Visit	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	40	Visit	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
2	Site Initiation Visit		8	Visit
3a	Interim Monitoring Visits - One Day		300	Visit
3b	Interim Monitoring Visits - Additional Day On-site		160	Day
4	Close-out Visits		40	Visit
5	Investigators' Meeting Planner		1	Meeting
6	Investigator Grants
6a	# Patients Completed		211	Patient
6b	# Screen Failures		178	Patient
6c	# Run-In Failures		27	Patient
6d	# Early Terminations		29	Patient
6e	# Rescue Visits		1	Visit
6f	# Unscheduled visits		1	Visit
7	Site: Advertising/Patient Recruitment		40	Site
8	Site: Archive Fees		40	Site
9	Site: Start-up Costs		40	Site
10	Site: Estimated Rescue Meds		40	Site
11	Site: Regulatory Fee		1	Site
12	Site: Pharmacy Fee		1	Total
13	Central Laboratory Fees		1	Total
14	IWRS Fees		1	Total
15a	Central IRB - Protocol & Advertising Submission		1	Protocol
15b	Central IRB - Site Submissions		40	Protocol
16	Mixed Meal Tolerance Test Supplies: Ensure		40	Site
17a	EDC Platform Product Usage		15	Total
17b	EDC Coding System Integration Fee [WHO/MEDRA]		1	Total
18	End of study archive CDs to sites; 2 copies to Sponsor		42	Total
19	Launch Binders		41	Binder
20	Regulatory Binders		40	Binder
21	Copying/ Printing		1	Total
22	Postal & Shipping Fees		1	Total
23	Sponsor/Internal - Teleconferences		1	Total
	PASS-THROUGH COSTS TOTAL				[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
	PROJECT'S OVER-ALL TOTAL COST				$ 7,030,303.09

Integrium, LLC.	Confidential

Pass Through Advance Payment Schedule

	Contract Execution	Feb-18	TBD	Study Total
Investigators' Meeting Planner: 40% invoiced start-up payment 40% payment 1 month prior to meeting 20% paid upon final reconciliation	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
Site Start-up Costs: [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]/site x 30 sites
Site Grant Payments: Advance Payment = [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]/site X 30 sites
Central Lab Vendor: Start-up payment
Pass-Through Advance Payment

Integrium, LLC.	Confidential

Exhibit 4

Study Payment Schedule

Monthly Management Fees	Month			$ Amount	Verification of Milestone Completion/Deliverables
Project Management Fees	November 2017			[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Invoiced Monthly
Project Management Fees	December 2017				Invoiced Monthly
Project Management Fees	January 2018				Invoiced Monthly
Project Management Fees	February 2018				Invoiced Monthly
Project Management Fees	March 2018				Invoiced Monthly
Project Management Fees	April 2018				Invoiced Monthly
Project Management Fees	May 2018				Invoiced Monthly
Project Management Fees	June 2018				Invoiced Monthly
Project Management Fees	July 2018				Invoiced Monthly
Project Management Fees	August 2018				Invoiced Monthly
Project Management Fees	September 2018				Invoiced Monthly
Project Management Fees	October 2018				Invoiced Monthly
Project Management Fees	November 2018				Invoiced Monthly
Project Management Fees	December 2018				Invoiced Monthly
Project Management Fees	January 2019				Invoiced Monthly
Project Management Fees	February 2019				Invoiced Monthly
Project Management Fees	March 2019				Invoiced Monthly
Project Management Fees	April 2019				Invoiced Monthly
Project Management Fees	May 2019				Invoiced Monthly
Total Monthly Management Fees:

Monthly Service Fees	Date	% Total Service Budget	% Milestone Service Budget	$ Amount	Verification of Milestone Completion/Deliverables
Contract Execution	12/1/2017	6.88%	10.48%	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Contract Execution
1 Subject Entered	12/27/2017	3.04%	6.07%		Enrollment log
25% Subjects Randomized	2/10/2018	4.05%	8.10%		Enrollment log
50% Subjects Randomized	3/27/2018	4.05%	8.10%		Enrollment log
75% Subjects Randomized	5/11/2018	4.05%	8.10%		Enrollment log
100% Subjects Randomized	7/29/2018	4.05%	8.10%		Enrollment log
1st Subject Last Visit	4/30/2018	3.04%	6.07%		Enrollment log
25% Subjects Last Visit	6/23/2018	3.04%	6.07%		Enrollment log
50% Subjects Last Visit	8/7/2018	3.04%	6.07%		Enrollment log
75% Subjects Last Visit	9/21/2018	3.04%	6.07%		Enrollment log
100% Subjects Last Visit	12/9/2018	3.04%	6.07%		Enrollment log
Database Lock	2/3/2019	6.07%	12.15%		Database Lock
Draft Final TLGs	2/24/2019	2.63%	5.26%		Draft Final TLGs
Total Milestone Based Services:		50.00%	100.00%

Integrium, LLC.	Confidential

Unit Based Payments: Actual Units Invoiced Monthly	% Total Services Budget	# Units	Unit Cost	$ Amount	Verification of Milestone Completion/Deliverables
SAE Management	0.79%	13	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Invoiced monthly as occurred
Total Unit Based Services:

Total Services:

Pass-through expenses	$ Amount	Verification of Milestone Completion/Deliverables
Monitoring Visit Travel Expenses	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Invoiced as Actuals Monthly
Investigator Grants		Invoiced and Paid in Advance of Payment to Vendor
Site Start-up Costs		Invoiced and Paid in Advance of Payment to Sites
Site Advertising		Invoiced as Actuals Monthly
Site Archiving Fees		Invoiced as Actuals Monthly
IRB Fees		Invoiced as Actuals Monthly
Meeting Planner	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Invoiced and Paid in Advance of Payment to Vendor
Central Lab Vendor		Invoiced and Paid in Advance of Payment to Vendor
EDC Platform Usage Fees		Invoiced as Actuals Monthly
Copying/Printing/Supplies		Invoiced as Actuals Monthly
Postal & Shipping Fees		Invoiced as Actuals Monthly
Sponsor/Internal - Teleconference System		Invoiced as Actuals Monthly
Total Pass-through Budget:

Grand Total Budget:	$7,030,303.09

Any changes to the timeline and/or budget will result in an amendment to the contract and payment schedule.

Integrium, LLC.	Confidential

EXHIBIT 5

Transfer of Regulatory Obligations

TRANSFER OF US FDA REGULATORY OBLIGATIONS FOR INVESTIGATIONAL PHARMACEUTICAL AND BIOLOGIC PRODUCTS UNDER AN INVESTIGATIONAL NEW DRUG (IND) APPLICATION (21 CFR 312.52 and ICH E6)

Study Drug:	ORMD-0801

IND #:

Protocol Title: A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy.

Pursuant to 21 CFR 312.52 and ICH E6, the following obligation(s) of the Sponsor, Oramed Ltd. have been transferred to:

CRO Name:	Integrium, LLC
CRO Address:	14351 Myford Road
Tustin, CA 92780

Responsibility			Reference	Obligation Assigned to:[1]
				Integrium	Oramed	Third Party Vendor
A.	1.	Preparation of all or part of an IND application	312.23 21CFR	N/A	N/A	N/A

	2.	Submission of IND application to FDA, submit all Amendments to FDA		☐	☒	☐

B.	Maintain an IND with the following amendments, as necessary:
	1.	Preparation of Protocol amendments (includes new protocols, changes in protocols, adding new investigators)	312.30 21CFR	☐	☒	☐

	2.	Preparation of Chemistry, Manufacturing, and Control amendments	312.31 21CFR	☐	☒	☐

	3.	Preparation of Pharmacology and Toxicology amendments	312.31 21CFR	☐	☒	☐

	4.	Preparation of Clinical amendments	312.31 21CFR	☐	☒	☐

	5.	Safety Reports	312.32 21CFR
		(a) Preparation of initial report		☒	☐	☐
		(b) Preparation of follow-up reports		☒	☐	☐
		(c) Notifications to FDA (phone/fax or written)		☐	☐	☒
		(d) Notifications to investigators		☒	☐	☐

	6.	Preparation of Annual Reports	312.33 21CFR	☐	☐	☒

	7.	Preparation of response to request for information or clinical hold	312.41, 312.42 CFR	☐	☒	☐

	8.	Preparation of letter to withdraw an IND	312.38 CFR	☐	☒	☐

Integrium, LLC.	Confidential

Responsibility				Reference	Obligation Assigned to:[1]
					Integrium	Oramed	Third Party Vendor

C.	Preparation and Update Investigative Brochure			21 CFR 312.55 (a) ICH E6 5.12, 7.3	☐	☒

D.	Selecting investigators and monitors			21 CFR 312.53	☒	☒	☐

	1.	Select qualified investigators		21 CFR 312.53 (a);	☒	☒	☐
		(a)	Identify qualified investigators/sites	ICH E6 5.6.1	☒	☒	☐

		(b)	Approve investigators/sites for participation

	2.	Control of drug

		(a)	Obtain required information from investigator (including signed Form FDA 1572, CV)	21 CFR 312.53 (c); ICH E6 5.14.2, 8.2	☒	☐	☐
		(b)	Approved investigators for receipt of drug shipment	21 CFR 312.53 (b); ICH E6 5.14.2	☒	☐	☐
		(c)	Ship drug to approved investigators	21 CFR 312.53 (b); ICH E6 5.14.1, 5.14.4(a)	☒	☐	☒
		(d)	Maintain shipment records	21 CFR 312.57 (a); ICH E6 5.14.4(b)	☒	☐	☒

	3.	Provide qualified monitors		21 CFR 312.53 (d); ICH E6 5.18.2	☒	☐	☐
	4.	Informing investigators
		(a)	Review with investigators their regulatory responsibilities	Guideline for the Monitoring of Clinical Investigations; ICH E6 5.18.4 (f)(g)	☒	☐	☐
		(b)	Deliver investigator’s brochure	21 CFR 312.55 (a); ICH E6 5.6.2	☒	☐	☐
		(c)	Inform participating investigators of new safety information about the study drug	21 CFR 312.55 (b); ICH E6 5.16.2	☒	☐	☐
		(d)	Notify participating investigators of all serious unexpected adverse drug reactions	21 CFR 312.32 (c); ICH E6 5.17.1	☒	☐	☐

E.	Review of ongoing investigations
	1.	Monitoring the investigation		21 CFR 312.56 21 CFR 312.56 (a); ICH E6 5.18.4	☒	☐	☐
	2.	Discontinue investigator participation if not compliant		21 CFR 312.56 (b);	☒	☒	☐
		(a)	Notify FDA	ICH E6 5.20	☒	☐	☐
		(b)	Assure disposal or return of investigational drug		☒	☐	☐

	3.	Provide medical expertise to evaluate safety information		21 CFR 312.56 (c); ICH E6 5.16.1	☒	☐	☐

	4.	Upon premature termination or suspension of a trial:		21 CFR 312.56 (d);
		(a)	Notify IRBs or notify investigators of their responsibility to notify IRBs	ICH E6 5.21	☒	☐	☐
		(b)	Notify investigators		☒	☐	☐
		(c)	Assure disposition of drug from sites to sponsor		☒	☐	☐
		(d)	Notify FDA		☐	☐	☒

Integrium, LLC.	Confidential

Responsibility			Reference	Obligation Assigned to:[1]
				Integrium	Oramed	Third Party Vendor
F.	Trial Data Handling and Reporting
		(a) Manage an independent date safety monitoring committee	ICH E6 5.5.2	NA	NA	NA
		(b) Data Management	ICH E6 5.5.1	☒	☐	☐
		(c) Statistical plan and/or analysis	ICH E6 5.5.1	☒	☐	☐
		(d) Final study report	ICH E6 5.5.1	☒	☒	☐

G.	Recordkeeping and record retention		21 CFR 312.57

	1.	Maintain sponsor records and reports, other than shipment records (see C.2.d), during the course of the investigation	21 CFR 312.57 (b), 312.58 (a); ICH E6 5.5.6, 5.5.7, 8	☒	☐	☐

	2.	Archive sponsor records and reports according to applicable regulatory requirements.	21 CFR 312.57 (a)(b)(c), 312.58 (a); ICH E6 5.5.8, 5.5.11, 8	☐	☒	☐

	3.	Retain reserve samples of the test articles and reference standards used in bioequivalence or bioavailability studies	21 CFR 312.57 (d); ICH E6 5.14.5(b)	☐	☒	☐

H.	Disposition of unused supply of investigational drug

	1.	Assure return of drug from site to sponsor	21 CFR 312.59; ICH	☒	☐	☒

	2.	Conduct final disposition or destruction of drug	E6 5.14.4 (c)(d), 5.18.4 (c)(iv)(v)	☐	☐	☒

I.	Application for FDA approval to export investigational drug		21 CFR 312.110; ICH

		(a) Content	E6 5.14.2	☐	☒	☐
		(b) Format		☐	☒	☐

J.	Obtain investigator financial disclosure information		21 CFR 312.53 (c)(4)

	1.	Initial collection prior to study participation		☒	☐	☐

	2.	Responsibility for the one year follow-up financial disclosure collection shall remain with the Sponsor (one year following the completion of the study)		☐	☒	☐

[1]	If responsibility for an item is shared between Oramed and Integrium, both boxes will be checked.

According to 21 CFR 312.52(b), “A contract research organization that assumes any obligation of a sponsor shall comply with the specific regulations in this chapter applicable to this obligation and shall be subject to the same regulatory action as a sponsor for failure to comply with any obligation assumed under these regulations.” The assignment of responsibility does not preclude either the sponsor or the CRO from participating in the requirements of the CFR.

Oramed Ltd.

	/s/ Miriam Kidron	14-Feb-2018
	Name:	Date
Title:

Integrium LLC.

	/s/ Jessica Coutu	23-JAN-2018
	Name: Jessica Coutu	Date
Title: Sr. V.P. Clinical Operations